InfuSystem Holdings, Inc. LD MicroCap Event December 5, 2013 Eric K. Steen, CEO Jonathan P. Foster, CFO Exhibit 99.1 1

Safe Harbor Statement
Certain statements contained in this release are forward-looking statements and are based on future expectations, plans and prospects for InfuSystem Holdings, Inc.’s (“InfuSystem”, “INFU”, “the Company”,
“We”) business and operations that involve a number of risks and uncertainties. InfuSystem’s outlook for
2013 and other forward-looking statements in this release are made as of December 5, 2013, and the
Company disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the
“safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, potential changes in overall healthcare reimbursement – including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, US Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any other litigation to which the Company may be subject from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2012 and in other filings made by the Company from time to time with the Securities and Exchange Commission.

Innovative provider and supplier of
infusion services
Market leader in oncology home
infusion with 40,000 patients a year
– 25 Year business model
World-class pump rentals and
service to providers, manufacturers,
and other rental companies in the
US and Canada
46,000 InfuSystem pump fleet
generating revenue from both
payors and providers
InfuSystem at a Glance
2013 9-Month Financials
Revenues $45.1M (Up 6%)
AEBITDA  $11.5M (Up 8%)
Free Cash Flow $9.2M (Up 73%)
Market Cap    $37.65M @ $1.72
Company Overview

Device & Pharma Manufacturer, Distributor, GPO, ACO Full Line Multi-Therapy & Multi-Point Offering Partners Provider Patient Payor 4

Positioned For Growth
• InfuSystem is
uniquely
positioned to take
advantage of
market trends
•Leadership can
now focus on
running a business
for first time in
over a year
•Transformational
strategy is
developed and
being implemented
Strategy
Leadership
Market Trends

InfuSystem Niche – Extension of Clinic to Home
Ambulatory Home Infusion
25-year old business model in
DME billing
At home, at work, at play, all
while receiving the drug
High satisfaction scores
24/7 on-call oncology nurses
Proven outcomes with
continuous home infusion
Oncology, Post Surgical Pain,
Special Disease States
TPP Payor Contracts
Bills patient insurance
250+ Commercial and
Government Payor
Contracts
Commercial Payors
reimburse more
therapies than CMS
Awarded contracts in
all 9 MSAs (1 of 3
National Vendors)
Average cuts of ~21%
for our category, per
CMS ($250,000 per yr)

US Population Growing… Aging
Population Stats
At-risk lifestyles persist
(red, processed meats)
Growth in all types of
cancers
Cancer
1,650,000 new cancer
cases in 2013
Can be treated
effectively by
continuous infusion
Colo-rectal
3
rd
most common in US
and Worldwide
9% of all new cases
145,000 new cases per
year

8 TPP Pump Return on Investment Average Cost ~$1,500/pump Pump Lifespan 15 years Average Monthly Revenue ~$300/pump Lifetime Revenue/Pump Approx. ~$20,000+

Increasing Therapy Offerings to Payors Special Disease States Surgery Infectious Disease Oncology Payor 9

Rentals, Sales & Service to Providers
Pump Rentals, Sales and
Asset Management
Pump Experts
Direct sales, rental, and
lease of device and
supplies in US and
Canada
Pump Broker Expertise –
ability to acquire and
dispose of CAP EX in cost
effective way
Asset management,
rental and lease
Preventative Maint.
Annual Pump
Recertification
Preventative
Maintenance
Warranty
Repair
World-Class ISO
Certified service
facilities
Regional Distribution
West, South, East &
Canada
28 Certified Technicians

Oncology Acute Care Emergency Services Long Term Care Provider Home Infusion Offering Infusion to All Points of Care 11

Continued Revenue Diversification 2009 Revenues $39M 2012 Revenues $59M 12

Connectivity through EMR , Web Portal and System Interface 13

Connectivity through EMR , Web Portal and System Interface Electronic Data Exchange Interface Effects Customer investment in interface makes for sticky relationships. Ties customer to InfuSystem. 14

For Faster Turnaround and Improved Utilization
Kansas City
Service Center
Madison Heights
Service Center
Future New Jersey
Service Center
Future Atlanta
Service Center
Los Angeles Area
Service Center
Houston
Service Center
Toronto Canada
Service Center
InfuSystem Distribution
High-density Metro
Markets
Reduced cost of air
shipments
Improved
utilization of pumps
Increased market
share of same-day
rental market

Where Does This Get INFU In Three Years ?
Aging Population and Cancer Growth
More Patients Home IV , Commercial Pay
Recognizing Value, CMS Competitive Bidding
Peripheral Nerve Block and Smart Pump
Growth
Revenue Growth in High Single Digits Through
2015

Financial Review 17

Financial Overview
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Purchases of Medical Equipment
$38,964
$47,229
$54,637
$58,828
$56,793
$60,137
$30m
$40m
$50m
$60m
$70m
FY2009 FY2010 FY2011 FY2012 9M 2012
Annualized
9M 2013
Annualized
Revenues
Growing
$10,256
$13,126
$13,969
$15,028
$6m
$10m
$14m
$18m
FY2011 FY2012 9M 2012
Annualized
9M 2013
Annualized
AEBITDA
Growing
$5,754
$10,568
$12,915
$14,244
$4m
$8m
$12m
$16m
FY2011 FY2012 9M 2012
Annualized
9M 2013
Annualized
FCF
Growing
$2,931
$2,226 `
$2,935
$7,211
$6,249
$5,537
$5,955
$0m
$2m
$4m
$6m
$8m
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Liquidity
Improved
Revenues
Adjusted EBITDA
Free Cash Flow (1)
Unrestricted Liquidity

Uses of Free Cash Flow
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Purchases of Medical Equipment
$24,141
$32,197
$29,127
$31,268
$28,466
$28,328
$27,619
$20m
$25m
$30m
$35m
FY2009 FY2010 FY2011 FY2012 1Q 2013 2Q 2013 3Q 2013
Debt
Declining
$31,734
$34,193
$35,026
$35,474
$37,040
$30m
$32m
$34m
$36m
$38m
FY2011 FY2012 Q1 2013 Q2 2013 Q3 2013
Rental Fleet
Increasing
Total Debt
PP&E and Medical Equipment in Service (at cost)
Every
$1.00 invested
in
the rental fleet returns
~$1.50 in revenue
every year for the
life of the pump

Take Away 20

Positioned For Growth
Market Trends
• InfuSystem is
uniquely
positioned to take
advantage of
market trends
Leadership
•Leadership can
now focus on
running a business
for first time in
over a year
Strategy
•Transformational
strategy is
developed and
being implemented

Thank You for Your Interest! IR Contact Info: The Dilenschneider Group 212-922-0900 Rob Swadosh, rswadosh@dgi-nyc.com Patrick Malone, pmalone@dgi-nyc.com 22

Appendix: INFU Overview 23

Compelling Value Proposition
In-House Service & Repairs
Convenience & Flexibility
Pre-Owned Equipment Expertise
One-Stop Shopping Solution
Convenience and flexibility of rentals and
financing minimize customer capital outlays
Rental and financing eliminates the need for
in-house maintenance/service
Option to own, rent or finance – designed to fit
customers’ operating and financial parameters
Shorter and longer-term financing options
One-stop shopping solution for ambulatory large
volume pump and other movable medical devices
Sales
Rentals
Supplies
Service
Financing
World-class biomedical repair and
service for pumps, defibrillators and
most other general medical
equipment
Allows InfuSystem to purchase, clean,
repair and certify any used medical
equipment the Company buys for
subsequent sale, rental or financing to
customers
“ONE-STOP SHOP”
SERVICE &
REPAIRS
CONVENIENCE &
FLEXIBILITY
PRE-OWNED
EQUIPMENT
EXPERTISE
Unique ability to source and deploy pre-
owned movable medical equipment
Consistent, fair and knowledgeable
market maker for pre-owned pump
disposals
Market knowledge results in attractive
equipment acquisition costs
Complementary core competencies allow InfuSystem to offer superior selection, flexibility, pricing and services

Payor & Customer Mix
Leading Cancer Institution Customers Revenue by Payor (FY2012)
High diversification of providers and payors
No single healthcare provider represents more than 7% of Third-Party Payor revenues
Strong payor mix among Medicare, other commercial insurers, Blue Cross/Blue Shield, and Medicaid
Less than 5% of revenues received directly from patients through co-pays or otherwise
Broad coverage further diversifies revenue streams
InfuSystem has strong relationships with the largest third-party payors and the leading cancer institutions
9 of 10 of the Top
Ten Cancer
Treatment Centers
Medicare and
Medicaid
37%
BCBS
19%
Patient
6%
Commercial
38%
CMS: Centers for Medicare and Medicaid Services

Competitive Landscape
InfuSystem measures its market
share not in terms of the number of
practices, but the pool of
addressable patients
The breakdown of the Company’s
current market share shows that
despite being the predominant
national player in continuous
infusion, there is ample room for
organic growth
The Company competes for market
share in all but the Captive Health
Plans which represent health plans
in which all
services are rendered
by one common payor/provider
(e.g., Kaiser Permanente)
Market Share for Oncology Continuous Infusion
Source: American Cancer Society, CMS, National Comprehensive Cancer
Network, National Home Infusion Association
InfuSystem
32%
Home Infusion Providers
32%
Facility Owned Pumps
11%
Competitor DME Providers
10%
Disposable
Pumps
1%
Captive Health Plan
14%

InfuSystem’s Direct Payor business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly – no third-party reimbursement
Founded in 1998 and headquartered in Olathe, KS with distribution/service centers in Santa Fe Springs, CA and
Mississauga, Ontario
InfuSystem services – ISO 9001 - and repairs movable medical equipment
Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
Home infusion providers, long-term care, physician clinics, research facilities, etc.
Transacts directly with healthcare providers – no third-party reimbursement revenue
Infusion pumps
Enteral pumps
Direct Payor Business Model
Service & Repair Products
InfuSystem sells, rents and finances a wide variety of new
and used large volume and ambulatory pumps
InfuSystem services and repairs both its own fleet of
pumps and many types of other movable medical
equipment
Syringe pumps
Ambulatory pumps
Large volume pumps
Ambulatory pumps
Fluid collection
Medical equipment

InfuSystem offers new pumps from top brands
Broker-dealer trading desk
In addition, over 70 models and versions of pre-owned pumps
are offered
Pre-owned pumps are re-built and certified by in-house
biomedical technicians to be patient ready
Warranty offered on pre-owned pumps
A variety of financing options to fit customers’ operating,
budgeting and financing parameters
Nationwide, industry-leading ISO 9001 service programs
Launching branch service center in Houston
Direct Payor Offerings
Renting new or pre-owned equipment
Rent pumps by the day, week or month to
match swings in patient count
Free shipping on all rentals
Industry leader in sales of pre-owned
equipment, creating significant savings
Competitive pricing on new equipment
Option to sell back pre-owned pumps
Leasing plans offered
ISO 9001 Service offered
Service plans offered
Local service expansion
2 existing; 1 planned
Coordinate with TPP
Loaner pumps available
Pre-Owned & New Pumps from Top Manufacturers
Leading Provider of New and Pre-Owned Pumps
Full Spectrum of Ownership Options for Customers
Rental Sales Asset Management

Medical Equipment Service & Repair
In addition to supporting and repairing
InfuSystem’s in-house fleet, the Company certifies,
recalibrates, repairs and services a variety of
infusion pumps
Pumps require scheduled maintenance and
calibration in accordance with manufacturer’s
specifications and regulatory guidelines
Service and repair capabilities on high demand
services reaching end of life that are no longer
supported by manufacturers
ISO certification and an established quality system
strengthens relationships with major customers
Provides InfuSystem an opportunity to establish a
business relationship with customers that acquired
pumps through other sources
Continuing and increased need for compliance
with current as well as anticipated regulations
28 highly qualified service technicians
5 major manufacturer relationships:
3 service centers, located in California,
Toronto and Kansas

Ambulatory Pump Rental Fleet
With over 26,000+ pumps in TPP Rental Fleet, InfuSystem maintains the largest fleet of ambulatory infusion pumps in the industry
DPP Rental Fleet has over 20,000 pumps
The Company has a complete inventory of virtually every model pump from every leading manufacturer, allowing InfuSystem to provide the right pump for any patient’s prescribed protocol
Purchases of pumps have a high return on investment and an useful life of 10-15 years
All Rentals (Both DP and TPP) -
YE 2011 YE 2012 Q1 2013 Q2 2013 Q3 2013
Rental Revenue ($K) $        46,795 $        53,471 $  13,445 $   13,618 $   14,493
Medical Equipment in Service - Cost ($K) $        31,734 $        34,193 $  35,026 $   35,474 $   37,040
Rental Revenue Per Dollar of
Medical Equipment in Service Invested – Annualized $            1.47 $            1.56 $       1.54 $       1.54 $       1.57
Annual Rental Revenue per $1 Rental Fleet Cost (“Revenue Ratio”)

Competitive Bidding Overview
InfuSystem was not involved in Round 1 nor
Round 2 of Competitive Bidding
CMS announced a Recompete of Round 1
competitive bidding on April 17th
External infusion pumps/supplies added as a
new product category
A supplier must bid on all items within the
product category to have its RFP considered
Recompete covers 9 Metropolitan Statistical
Areas (MSAs)
Competitive Bidding Overview InfuSystem’s  Response to Competitive Bidding
InfuSystem has engaged consultants and industry
professionals to discuss directly with CMS, advise
on positioning the Company for potential
regulatory changes, and facilitate potential
strategic partnership opportunities
InfuSystem was awarded contracts in all 9 MSAs
with average cuts of ~21% for our category per
CMS.  1 of 3 National Vendors to receive
contracts in all 9 markets.
“Competitive environment will vary in accordance
with the level of cuts by CMS”
CMS Competitive Bidding “Target” Timetable
CMS will institute some form of competitive CMS will institute some form of competitive bidding nationwide by January 2016. bidding nationwide by January 2016.
CMS began the pre-
bidding supplier
awareness program
CMS announced bidding
schedule, start bidder
education and begin a
bidder registration period
Bid window
opens
Current Round 1 bid
contracts expire
CMS announces Round
1 Recompete bid
results – INFU impact
$250K annually
Bid window
closes
Implementation of
Round 1 bid contracts
and prices
Spring
2012
08/16/12 10/15/12 12/14/12 10/1/13 12/31/13 01/01/14

Summary Income Statement
($000's) FY2009 FY2010 FY2011 FY2012 9 Mo 2012 9 Mo 2013
Net revenues:
Rentals 46,795 $        53,471 $        38,903 $        41,556 $
Product sales 7,842 $          5,357 $          3,692 $          3,547 $
Net revenues 38,964 $        47,229 $        54,637 $        58,828 $        42,595 $        45,103 $
Cost of revenues:
Product, service and supply costs 6,200 $          7,730 $          9,128 $          9,165 $          6,760 $          8,174 $
Pump depreciation and loss on disposal 4,127 $          5,954 $          10,154 $        6,752 $          4,928 $          4,836 $
Gross profit 35,355 $        42,911 $        30,907 $        32,093 $
Provision for doubtful accounts 4,006 $          4,515 $          4,099 $          5,251 $          3,119 $          4,782 $
Amortization of intangibles 1,827 $          2,259 $          2,662 $          2,734 $          2,028 $          1,972 $
Asset impairment charges 67,592 $
Selling and marketing 5,258 $          7,087 $          9,371 $          9,864 $          7,635 $          7,281 $
General and administrative 12,218 $        20,622 $        17,987 $        23,062 $        17,688 $        14,622 $
Operating income (loss) 5,328 $          (938) $            (66,356) $       2,000 $          437 $              3,436 $
Total other (loss) (3,577) $         (2,285) $         (2,221) $         (4,152) $         (2,921) $         (2,307) $
Loss before income taxes 1,751 $          (3,223) $         (68,577) $       (2,152) $         (2,484) $         1,129 $
Income tax benefit (977) $            1,371 $          23,134 $        663 $              774 $              (324) $
Net income (loss) 774 $              (1,852) $         (45,443) $       (1,489) $         (1,710) $         805 $
EBITDA 11,199 $        7,745 $          (57,336) $       9,590 $          6,122 $          9,747 $
EBITDA (ex. Impairment Charges) 11,199 $        7,745 $          10,256 $        9,590 $          6,122 $          9,747 $
Adjusted EBITDA NA NA 10,256 $        13,126 $        10,477 $        11,271 $

Continued Revenue Diversification 2009 Revenue 70% 26% 1% 1% 2% 33

Continued Revenue Diversification 70% 26% 1% 1% 2% 51% 23% 13% 4% 9% 2009 Revenues $39M 2012 Revenues $59M 34

Summary Balance Sheet
($000's) 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 6/30/13 9/30/13
ASSETS
Current Assets:
Cash and cash equivalents 7,750 $        5,014 $        799 $           2,326 $        472 $           102 $           908 $
Account receivable - total, net of allowance 5,517 $        6,679 $        7,448 $        8,511 $        9,570 $        9,440 $        9,291 $
Inventory 925 $           1,699 $        1,309 $        1,339 $        1,378 $        1,379 $        1,343 $
Prepaid expenses and other current assets 395 $           750 $           934 $           684 $           832 $           713 $           625 $
Deferred income taxes 125 $           1,147 $        682 $           1,971 $        1,986 $        1,986 $        1,986 $
Total Current Assets 14,712 $      15,289 $      11,172 $      14,831 $      14,238 $      13,620 $      14,153 $
Total PP&E and Medical Equipment 13,499 $      16,672 $      17,672 $      16,564 $      16,653 $      17,958 $      18,749 $
Deferred debt issuance costs, net 781 $           658 $           421 $           2,362 $        2,232 $        2,106 $        1,972 $
Total Goodwill and Intangible assets, net 85,491 $      97,344 $      28,221 $      25,541 $      24,871 $      24,221 $      24,075 $
Deferred income taxes 18,187 $      17,806 $      17,755 $      17,689 $      17,259 $
Other assets 207 $           401 $           590 $           419 $           477 $           157 $           184 $
Total Assets 114,690 $    130,364 $    76,263 $      77,523 $      76,226 $      75,751 $      76,392 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Account payable - total 1,306 $        2,016 $        4,063 $        2,144 $        3,056 $        3,833 $        4,329 $
Accrued expenses and other 1,573 $        4,631 $        2,235 $        4,098 $        4,182 $        2,782 $        2,824 $
Derivative liabilities 2,670 $        183 $           258 $           - $            - $            - $
Current portion of long-term debt 5,501 $        5,551 $        6,576 $        3,953 $        3,872 $        3,124 $        3,239 $
Total Current Liabilities 11,050 $      12,381 $      13,132 $      10,195 $      11,110 $      9,739 $        10,392 $
Long Term Debt, net of current portion 18,640 $      26,646 $      22,551 $      27,315 $      24,594 $      25,204 $      24,380 $
Deferred income taxes 3,314 $        5,788 $
Other Liabilities 221 $           406 $           415 $           - $            - $            - $            - $
Total Liabilities 33,225 $      45,221 $      36,098 $      37,510 $      35,704 $      34,943 $      34,772 $
Total Stockholderrs' Equity 81,465 $      85,143 $      40,165 $      40,013 $      40,522 $      40,808 $      41,620 $
Total Liabilities and Equity 114,690 $    130,364 $    76,263 $      77,523 $      76,226 $      75,751 $      76,392 $
Total Debt 24,141 $      32,197 $      29,127 $      31,268 $      28,466 $      28,328 $      27,619 $

Cash Flow
($000's) FY2009 FY2010 FY2011 FY2012 9 Mo 2012 9 Mo 2013
OPERATING ACTIVITIES
Net Income 774 $           (1,852) $       (45,443) $     (1,489) $
Adjustments:
Provision for doubtful accounts 4,006 $        4,515 $        4,099 $        5,251 $
Depreciation 4,122 $        5,357 $        6,386 $        5,668 $
Loss on disposal of pumps 342 $           994 $           1,731 $        237 $
Amortization of intangible assets 1,827 $        2,259 $        2,662 $        2,734 $
Asset impairment charges 67,592 $      - $
Stock-based compensation 753 $           3,860 $        1,185 $        964 $
Total Other Adjustments 2,827 $        (1,581) $       (26,021) $     (1,971) $
Changes in assets and liabilities (ex. acquisitions) (4,943) $       (2,740) $       (5,445) $       (5,942) $
NET CASH PROVIDED BY OPERATING ACTIVITIES 9,708 $        10,812 $      6,746 $        5,452 $        5,834 $        4,765 $
INVESTING ACTIVITIES
Total Purchases of PP&E, Med. Eq., and Other Assets, net (4,611) $       (2,444) $       (4,502) $       (2,558) $       (791) $          (588) $
Acquisition of intangible assets (625) $          - $
Cash paid for acquisition, net of cash acquired - $            (16,616) $
NET CASH PROVIDED BY INVESTING ACTIVITIES (4,611) $       (19,060) $    (5,127) $       (2,558) $       (791) $          (588) $
FINANCING ACTIVITIES
Net Borrowing on term loan, revolver, and capital leases (8,565) $       7,377 $        (5,369) $       1,619 $        (4,247) $       (5,517) $
Capitalized debt issuance costs - $            (808) $          - $            (2,842) $
Common stock withholding on stock based compensation (135) $          (167) $          (102) $          (144) $          (131) $          (78) $
Treasury shares repurchased - $            (68) $            (363) $          - $            - $            - $
Principal payments on capital lease obligations (160) $          (822) $
NET CASH PROVIDED BY FINANCING ACTIVITIES (8,860) $       5,512 $        (5,834) $       (1,367) $       (4,378) $       (5,595) $
Net change in cash and cash equivalents (3,763) $       (2,736) $       (4,215) $       1,527 $        665 $           (1,418) $
Cash and cash equivalents, beginning of period 11,513 $      7,750 $        5,014 $        799 $           799 $           2,326 $
Cash and cash equivalents, end of period 7,750 $        5,014 $        799 $           2,326 $        1,464 $        908 $
Free Cash Flow (EBITDA less CapEx & Purchases of ME) 6,588 $        5,301 $        5,754 $        7,032 $        5,331 $        9,159 $
Free Cash Flow (Adj. EBITDA less CapEx & Purchases of ME) 5,754 $        10,568 $      9,686 $        10,683 $
Revenue Growth (%) 21.2%            15.7%            7.7%              5.9%